UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): October 8, 2005
                                                    ----------------------------

                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-32637                                            20-2733559
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(Commission File Number)                     (IRS Employer Identification No.)

   625 Westport Parkway, Grapevine, Texas                         76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the current report on Form 8-K filed on October 12, 2005, to include Item 9.01(a) Financial Statements of the Acquired Business and Item
9.01 (b) Pro Forma Financial Information.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired

The consolidated balance sheets of Electronics Boutique Holdings Corp. ("EB") as of January 29, 2005 and January 31, 2004, and the related consolidated statements of income, stockholders' equity and cash flows for each of the fiscal years in the three-year period ended January 29, 2005, and the notes thereto (incorporated by reference from EB's Annual Report on Amendment No. 2 to Form 10-K/A for EB's fiscal year ended January 29, 2005).

The unaudited consolidated balance sheet of EB as of July 30, 2005 and the related unaudited consolidated statements of income for the 13 and 26 weeks ended July 30, 2005 and July 31, 2004, and cash flows for the 26 weeks ended July 30, 2005 and July 31, 2004, and the notes thereto (incorporated by reference from EB's Form 10-Q for the quarterly period ended July 30, 2005). (b) Pro Forma Financial Information

Attached as Exhibit 99.3 are the unaudited pro forma condensed consolidated financial statements of GameStop Corp. as of and for the 26 weeks ended July 30, 2005 and for the fiscal year ended January 29, 2005 that give effect to the acquisition of EB.

(c)  Exhibits

     23.1 Consent of KPMG LLP

     99.1 The consolidated balance sheets of Electronics Boutique Holdings Corp. ("EB") as of January 29, 2005 and January 31, 2004, and the related consolidated statements of income, stockholders' equity and cash flows for each of the fiscal years in the three-year period ended January 29, 2005, and the notes thereto (incorporated by reference from EB's Annual Report on Amendment No. 2 to Form 10-K/A for EB's fiscal year ended January 29, 2005).

     99.2 The unaudited consolidated balance sheet of EB as of July 30, 2005 and the related unaudited consolidated statements of income for the 13 and 26 weeks ended July 30, 2005 and July 31, 2004, and cash flows for the 26 weeks ended July 30, 2005 and July 31, 2004, and the notes thereto (incorporated by reference from EB's Form 10-Q for the quarterly period ended July 30, 2005).

     99.3 The unaudited pro forma condensed consolidated financial statements as of and for the 26 weeks ended July 30, 2005 and for the fiscal year ended January 29, 2005 that give effect to the acquisition of EB.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAMESTOP CORP.
                                  (Registrant)


                                  By: /s/ David W. Carlson
                                      -----------------------------------
                                      Name:  David W. Carlson
                                      Title: Executive Vice President and
                                             Chief Financial Officer

Date:  December 22, 2005